UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) approved a one-time restricted stock unit award (the “Awards”) to each of the Company’s executive officers, including the named executive officers. In making the Awards, the Committee considered the volatile and uncertain macroeconomic environment created by the ongoing COVID-19 pandemic, and the loss of retentive value of existing long-term incentive compensation. The Awards were developed in consultation with the Committee’s independent compensation consultant to address near term uncertainty while keeping the executives’ long-term incentive compensation aligned with creating shareholder value. The awards were approved in recognition of the executives’ extraordinary efforts to protect employee and customer safety and to increase liquidity and align costs during the pandemic, as well as to incent executives’ continued focus on driving improvement in key financial metrics (including the recovery of the Company’s stock price), accelerating the execution of the Company’s Strategy 2.0 initiatives, and positioning the Company to successfully transition to a post-pandemic global economy and be stronger on the other side. The Awards further enhance the alignment of the interests of executives with those of the Company’s shareholders over the next two years by maintaining a meaningful portion of their compensation opportunity in Company stock. The Awards will vest on the second anniversary of the grant date, subject to the executive’s continued service, and will be forfeited in the event of an executive’s termination of employment, including upon retirement.

The named executive officers listed below were granted restricted stock units valued in the following amounts:

Name	Dollar Value of Awards
Douglas A. Pertz, President and Chief Executive Officer	$2,000,000
Ronald J. Domanico, Executive Vice President and Chief Financial Officer	$ 600,000
Michael F. Beech, Executive Vice President and President, Latin America and Global Security	$ 400,000
Dana C. O’Brien, Senior Vice President and General Counsel	$ 300,000
Raphael J. Shemanski, Senior Vice President and President, Brink’s, U.S. and Canada	$ 400,000

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: December 7, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer